UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2023

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Ste. 1100	Stamford	Connecticut	06901
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 905-2410
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.	Regulation FD Disclosure.
(i) Recast Geographic Segment Shipment Volume and Financial Information

As previously reported in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), filed with the U.S. Securities and Exchange Commission on February 10, 2023 by Philip Morris International Inc. (the “Company” or "PMI"), in January 2023, the Company began managing its business in four geographical segments, down from six previously, in addition to its continuing Swedish Match AB ("Swedish Match") and Wellness and Healthcare segments. The four geographical segments are as follows:

•	The Europe Region;

•	The South & Southeast Asia, Commonwealth of Independent States and Middle East & Africa Region (“SSEA, CIS & MEA");

•	The East Asia, Australia & PMI Duty Free Region (“EA, AU & PMI DF”); and

•	The Americas Region.

On March 28, 2023, the Company posted on its website certain recast historical shipment volume and financial information that reflects the change in reportable geographical segments described above.

The unaudited recast historical information is being furnished solely to aid investors by providing supplemental information, has no impact on the Company's previously reported consolidated financial position or results of operations, and does not represent a restatement of the Company's previously issued consolidated financial statements that were included in the 2022 Form 10-K. The Company's 2022 and 2021 quarterly and annual recast shipment volume and financial information, previously presented in earnings releases for the same periods, as well as other financial information, is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. The Company's 2021 and 2020 recast shipment volume and financial information, previously presented in earnings releases for the same periods, as well as other financial information, is furnished herewith as Exhibit 99.2 and is incorporated in this Item 7.01 by reference. As presented in Exhibits 99.1 and 99.2 to this Form 8-K, shipment volumes and financial information for PMI on a consolidated basis, the Wellness & Healthcare segment, and, where applicable, the Swedish Match segment, do not differ from previously disclosed results.

Key terms, definitions and explanatory notes, as well as reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures are set forth on Exhibits 99.1 and 99.2.

(ii) Pro Forma Financial Information

Also on March 28, 2023, the Company posted on its website certain unaudited pro forma financial information reflecting the combined fiscal year 2022 results for PMI and Swedish Match, which the Company acquired in November 2022. This information is intended to assist investors in assessing the Company’s historical performance on a combined basis that reflects the Swedish Match acquisition and is furnished herewith as Exhibit 99.3 and is incorporated in this Item 7.01 by reference.

The unaudited pro forma combined financial information was prepared using the acquisition method of accounting as required by ASC 805 Business Combinations and was based on the historical financial information of PMI and Swedish Match as disclosed in Item 8. Note 3. Acquisitions to the Company's 2022 Form 10-K. The unaudited pro forma financial information is not necessarily indicative of what the consolidated results of operations would have been had the acquisition been completed on January 1, 2021. In addition, the unaudited pro forma financial information is not a projection of future results of operations of the combined company.

The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3, should be read in conjunction with the Company's 2022 Form 10-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3 hereto, is incorporated by reference herein and is being

“furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Recast Shipment Volume and Unaudited Financial Information - 2022 vs. 2021
99.2	Recast Shipment Volume and Unaudited Financial Information - 2021 vs. 2020
99.3	Fiscal Year 2022 Unaudited Pro Forma Combined Financial Information - PMI and Swedish Match Combined
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ EMMANUEL BABEAU
Name:	Emmanuel Babeau
Title:	Chief Financial Officer
Date: March 28, 2023